Variable Interest Entity (Details)	12 Months Ended
Jun. 30, 2021
Accounting Policies [Abstract]
Term of agreements, description	the Contractual Arrangements, Puhui Beijing pays service fees equal to 90.2077% of its net income to Puhui WFOE. At the same time, Puhui WFOE is obligated to absorb 90.2077% of Puhui Beijing’s losses. The Contractual Arrangements are designed so that Puhui Beijing operates for the benefit of Puhui WFOE and ultimately, the Company.